                                  EXHIBIT 99.4

                  QUARTERLY CONSOLIDATED STATEMENTS OF INCOME
                (UNAUDITED, IN THOUSANDS EXCEPT PER SHARE DATA)

                                 (As restated)

         In August 1997, PennCorp Financial Group, Inc. ("PennCorp", the "Company") announced that it would likely be restating its financial statements.

The Company has restated its quarterly consolidated statements of operations for each of the three month periods in the two year period ended December 31, 1996. The restatement resulted from the Company reconsidering certain accounting practices after discussions with the Securities and Exchange Commission's Division of Corporation Finance.

The significant accounting practices incorporated in the restatement are as follows:

(i)    the methodology for determining deferrable acquisition costs;
(ii)   the amortization methodology of deferred acquisition costs;
(iii)  the recognition of reserve adjustments for interest sensitive products;
(iv) the allocation of purchase consideration associated with certain acquisitions; and
(v)    the consolidation of a majority-owned subsidiary.

In addition, the Company corrected immaterial errors identified in previously issued financial statements.

The following is a summary of the quarterly consolidated statements of income for the two years ended December 31, 1996 and 1995:

(Amounts in thousands, except per share information)

                                                                           (AS RESTATED)
-------------------------------------------------------------------------------------------------------------
1996 QUARTER-ENDED                                       MARCH 31       JUNE 30     SEPTEMBER 30  DECEMBER 31
-------------------------------------------------------------------------------------------------------------
Total revenues                                          $  131,358    $   130,599    $  153,496    $167,294
                                                        ==========    ===========    ==========    ========
Net income before extraordinary charge                  $   18,664    $    21,461    $   23,260    $ 27,274
                                                        ==========    ===========    ==========    ========
Net income applicable to common stock                   $   15,157    $    18,572    $   18,702    $ 21,030
                                                        ==========    ===========    ==========    ========
Net income per share of common stock - primary          $     0.60    $      0.64    $     0.63    $   0.71
                                                        ==========    ===========    ==========    ========
Net income per share of common stock - fully diluted    $     0.56    $      0.60    $     0.60    $   0.66
                                                        ==========    ===========    ==========    ========
-------------------------------------------------------------------------------------------------------------
1995 QUARTER-ENDED                                       MARCH 31       JUNE 30     SEPTEMBER 30  DECEMBER 31
-------------------------------------------------------------------------------------------------------------
Total revenues                                          $   87,225    $    86,935    $  123,271    $127,595
                                                        ==========    ===========    ==========    ========
Net income before extraordinary charge                  $   11,083    $    14,141    $   18,896    $ 12,226
                                                        ==========    ===========    ==========    ========
Net income applicable to common stock                   $   10,217    $    13,279    $   16,938    $  9,369
                                                        ==========    ===========    ==========    ========
Net income per share of common stock - primary          $     0.50    $      0.56    $     0.71    $   0.39
                                                        ==========    ===========    ==========    ========
Net income per share of common stock - fully diluted    $       --    $        --    $     0.66    $   0.39
                                                        ==========    ===========    ==========    ========

The following pages present the effects of the restatement.

                        CONSOLIDATED STATEMENTS OF INCOME

                                                                                                 For the three month periods ended
                                                                                                 ---------------------------------
                                                                                                         March 31, 1995
                                                                                                 ---------------------------------
                                                                                                   (As reported)    (Restatement)
                                                                                                 ----------------   --------------
REVENUES:
      Premiums, principally accident and sickness                                                    $ 60,756        $ 60,756
      Interest sensitive policy product charges                                                        11,149          11,149
      Net investment income                                                                            15,616          15,616
      Other income                                                                                        145             145
      Net gains/losses from sale of investments                                                          (441)           (441)
                                                                                                     --------        --------
               Total revenues                                                                          87,225          87,225
                                                                                                     --------        --------
BENEFITS AND EXPENSES:
      Claims incurred                                                                                  32,072          32,072
      Change in liability for future policy benefits and other
          policy benefits                                                                               2,729           3,210
      Amortization of present value of insurance in force and
          deferred policy acquisition costs                                                             9,420          10,372
      Amortization of costs in excess of net assets acquired                                            1,427           1,427
      Underwriting and other administrative expenses                                                   19,443          19,369
      Interest and amortization of deferred debt issuance costs                                         5,603           5,603
      Restructuring charge                                                                               --              --
                                                                                                     --------        --------
               Total benefits and expenses                                                             70,694          72,053
                                                                                                     --------        --------
 Income before income taxes, undistributed earnings of unconsolidated
      affiliates and extraordinary charge                                                              16,531          15,172
      Income taxes                                                                                      6,034           5,558
                                                                                                     --------        --------
Net income before undistributed earnings in unconsolidated affiliates
      and extraordinary charge                                                                         10,497           9,614
      Undistributed earnings in unconsolidated affiliates                                               1,469           1,469
                                                                                                     --------        --------
Net income before extraordinary charge                                                                 11,966          11,083
      Extraordinary charge                                                                              --              --
                                                                                                     --------        --------
Net income                                                                                             11,966          11,083
      Preferred stock dividend requirements                                                               866             866
                                                                                                     --------        --------
Net income applicable to common stock                                                                $ 11,100        $ 10,217
                                                                                                     ========        ========
Primary:
      Net income applicable to common stock before extraordinary
          charge                                                                                     $   0.54        $   0.50
          Extraordinary charge                                                                          --              --
                                                                                                     --------        --------
      Net income applicable to common stock                                                          $   0.54        $   0.50
                                                                                                     ========        ========
Common shares used in computing primary earnings per share                                             20,455          20,455
                                                                                                     ========        ========
Fully diluted:
      Net income applicable to common stock before extraordinary charge
          Extraordinary charge

      Net income applicable to common stock

Common shares used in computing fully diluted earnings per share



                                                                                          For the three month periods ended
                                                                                ----------------------------------------------------
                                                                                      June 30, 1995            September 30, 1995
                                                                                ----------------------------------------------------
                                                                               (As reported) (Restatement) (As reported) Restatement
                                                                                -----------   -----------   -----------  -----------
REVENUES:
      Premiums, principally accident and sickness                               $ 57,307      $ 57,307       $ 58,309     $ 58,309
      Interest sensitive policy product charges                                   10,419        10,419         18,264       18,264
      Net investment income                                                       15,576        15,576         34,630       34,630
      Other income                                                                 3,571         3,571          7,575        8,103
      Net gains/losses from sale of investments                                       62            62            790        3,965
                                                                                --------      --------       --------     --------
               Total revenues                                                     86,935        86,935        119,568      123,271
                                                                                --------      --------       --------     --------
BENEFITS AND EXPENSES:
      Claims incurred                                                             29,674        29,674         38,903       38,903
      Change in liability for future policy benefits and other
          policy benefits                                                            (83)          397          8,667        9,147
      Amortization of present value of insurance in force and
          deferred policy acquisition costs                                       10,048        10,998         11,145       12,095
      Amortization of costs in excess of net assets acquired                       1,448         1,448          1,724        1,681
      Underwriting and other administrative expenses                              20,342        20,268         23,046       28,223
      Interest and amortization of deferred debt issuance costs                    4,403         4,403          4,488        4,423
      Restructuring charge                                                          --            --             --           --
                                                                                --------      --------       --------     --------
               Total benefits and expenses                                        65,832        67,188         87,973       94,472
                                                                                --------      --------       --------     --------
Income before income taxes, undistributed earnings of unconsolidated
          affiliates and extraordinary charge                                     21,103        19,747         31,595       28,799
      Income taxes                                                                 7,876         7,401         11,441       10,447
                                                                                --------      --------       --------     --------
Net income before undistributed earnings in unconsolidated affiliates
          and extraordinary charge                                                13,227        12,346         20,154       18,352
          Undistributed earnings in unconsolidated affiliates                      1,795         1,795            544          544
                                                                                --------      --------       --------     --------
Net income before extraordinary charge                                            15,022        14,141         20,698       18,896
      Extraordinary charge                                                          --            --             --           --
                                                                                --------      --------       --------     --------
Net income                                                                        15,022        14,141         20,698       18,896
      Preferred stock dividend requirements                                          862           862          1,958        1,958
                                                                                --------      --------       --------     --------
Net income applicable to common stock                                           $ 14,160      $ 13,279       $ 18,740     $ 16,938
                                                                                ========      ========       ========     ========
Primary:
      Net income applicable to common stock before extraordinary
          charge                                                                $   0.60      $   0.56       $   0.79     $   0.71
          Extraordinary charge                                                        --            --             --           --
                                                                                --------      --------       --------     --------
      Net income applicable to common stock                                     $   0.60      $   0.56       $   0.79     $   0.71
                                                                                ========      ========       ========     ========
Common shares used in computing primary earnings per share                        23,721        23,721         23,797       23,797
                                                                                ========      ========       ========     ========
Fully diluted:
      Net income applicable to common stock before extraordinary
          charge                                                                                             $   0.73     $   0.66
          Extraordinary charge                                                                                     --           --
                                                                                                             --------     --------
      Net income applicable to common stock                                                                  $   0.73     $   0.66
                                                                                                             ========     ========
Common shares used in computing fully diluted earnings per share                                               27,682       27,682
                                                                                                             ========     ========



                                                                                For the three month periods ended
                                                                                ---------------------------------
                                                                                        December 31, 1995
                                                                                ---------------------------------
                                                                                  (As reported)    (Restatement)
                                                                                ----------------   --------------
REVENUES:
      Premiums, principally accident and sickness                                   $ 62,638          $ 62,638
      Interest sensitive policy product charges                                       23,047            23,047
      Net investment income                                                           36,469            36,469
      Other income                                                                     1,554             5,257
      Net gains/losses from sale of investments                                          184               184
                                                                                    --------          --------
               Total revenues                                                        123,892           127,595
                                                                                    --------          --------
BENEFITS AND EXPENSES:
      Claims incurred                                                                 41,227            41,227
      Change in liability for future policy benefits and other                         6,813             7,293
          policy benefits
      Amortization of present value of insurance in force and                         17,119            18,070
          deferred policy acquisition costs                                            1,958             1,930
      Amortization of costs in excess of net assets acquired                          26,498            34,302
      Underwriting and other administrative expenses                                   5,286             5,091
      Interest and amortization of deferred debt issuance costs                        3,943             3,943
      Restructuring charge                                                          --------          --------
                                                                                     102,844           111,856
               Total benefits and expenses                                          --------          --------

Income before income taxes, undistributed earnings of unconsolidated                  21,048            15,739
          affiliates and extraordinary charge                                          6,291             4,423
      Income taxes                                                                  --------          --------

Net income before undistributed earnings in unconsolidated affiliates                 14,757            11,316
          and extraordinary charge                                                       910               910
          Undistributed earnings in unconsolidated affiliates                       --------          --------
                                                                                      15,667            12,226
Net income before extraordinary charge                                                  --                --
      Extraordinary charge                                                          --------          --------
                                                                                      15,667            12,226
Net income                                                                             2,857             2,857
      Preferred stock dividend requirements                                         --------          --------
                                                                                    $ 12,810          $  9,369
Net income applicable to common stock                                               ========          ========

Primary:
      Net income applicable to common stock before extraordinary
          charge                                                                    $   0.54          $   0.39
          Extraordinary charge                                                          --                --
                                                                                    --------          --------
      Net income applicable to common stock                                         $   0.54          $   0.39
                                                                                    ========          ========
Common shares used in computing primary earnings per share                            23,871            23,871
                                                                                    ========          ========
Fully diluted:
      Net income applicable to common stock before extraordinary
          charge                                                                     $   0.51          $   0.40
          Extraordinary charge                                                           --                --
                                                                                     --------          --------
      Net income applicable to common stock                                          $   0.51          $   0.40
                                                                                     ========          ========
Common shares used in computing fully diluted earnings per share                       29,080            29,080
                                                                                     ========          ========

                        CONSOLIDATED STATEMENTS OF INCOME

                                                                                                For the three month periods ended
                                                                                                ---------------------------------
                                                                                                         March 31, 1996
                                                                                                ---------------------------------
                                                                                                (As reported)      (Restatement)
                                                                                                ------------      ---------------
REVENUES:
      Premiums, principally accident and sickness                                                   $  64,421      $  64,421
      Interest sensitive policy product charges                                                        22,669         22,669
      Net investment income                                                                            41,334         39,834
      Other income                                                                                        (37)         4,961
      Net gains/losses from sale of investments                                                          (527)          (527)
                                                                                                    ---------      ---------
               Total revenues                                                                         127,860        131,358
                                                                                                    ---------      ---------
BENEFITS AND EXPENSES:
      Claims incurred                                                                                  44,326         44,326
      Change in liability for future
          policy benefits and other policy benefits                                                    11,490         13,369
      Amortization of present value of insurance in force and
          deferred policy acquisition costs                                                            14,859         13,939
      Amortization of costs in excess of net assets acquired                                            2,030          2,137
      Underwriting and other administrative expenses                                                   23,632         28,654
      Interest and amortization of deferred debt issuance costs                                         6,057          5,757
      Restructuring charge                                                                               --             --
                                                                                                    ---------      ---------
               Total benefits and expenses                                                            102,394        108,182
                                                                                                    ---------      ---------
Income before income taxes, undistributed earnings of unconsolidated
         affiliates and extraordinary charge                                                           25,466         23,176
      Income taxes                                                                                      9,630          8,846
                                                                                                    ---------      ---------
Net income before undistributed earnings in unconsolidated affiliates
         and extraordinary charge                                                                      15,836         14,330
         Undistributed earnings in unconsolidated affiliates                                            4,318          4,334
                                                                                                    ---------      ---------
Net income before extraordinary charge                                                                 20,154         18,664
      Extraordinary charge                                                                               (816)          (816)
                                                                                                    ---------      ---------
Net income                                                                                             19,338         17,848
      Preferred stock dividend requirements                                                             2,691          2,691
                                                                                                    ---------      ---------
Net income applicable to common stock                                                               $  16,647      $  15,157
                                                                                                    =========      =========
Primary:
      Net income applicable to common stock before extraordinary
           charge                                                                                   $    0.69      $    0.63
           Extraordinary charge                                                                         (0.03)         (0.03)
                                                                                                    ---------      ---------
      Net income applicable to common stock                                                         $    0.66      $    0.60
                                                                                                    =========      =========
Common shares used in computing primary earnings per share                                             25,483         25,483
                                                                                                    =========      =========
Fully diluted:
      Net income applicable to common stock before extraordinary
           charge                                                                                   $    0.63      $    0.59
           Extraordinary charge                                                                         (0.03)         (0.03)
                                                                                                    ---------      ---------
      Net income applicable to common stock                                                         $    0.60      $    0.56
                                                                                                    =========      =========
Common shares used in computing fully diluted earnings per share                                       30,593         30,593
                                                                                                    =========      =========


p                                                                                          For the three month periods ended
                                                                                ----------------------------------------------------
                                                                                       June 30,1996            September 30, 1996
                                                                                ----------------------------------------------------
                                                                               (As reported) (Restatement) (As reported  Restatement
                                                                                -----------   -----------   -----------  -----------
REVENUES:
      Premiums, principally accident and sickness                                $  62,759     $  62,759    $  62,237     $  62,237
      Interest sensitive policy product charges                                     22,675        22,675       22,408        22,408
      Net investment income                                                         43,081        39,753       60,878        61,820
      Other income                                                                     865         5,457        1,714         6,375
      Net gains/losses from sale of investments                                      3,955           (45)      (3,344)          656
                                                                                 ---------     ---------    ---------     ---------
               Total revenues                                                      133,335       130,599      143,893       153,496
                                                                                 ---------     ---------    ---------     ---------
BENEFITS AND EXPENSES:
      Claims incurred                                                               45,355        44,670       47,443        48,128
      Change in liability for future policy benefits and other
           policy benefits                                                          10,251        10,130       24,719        24,441
      Amortization of present value of insurance in force and
          deferred policy acquisition costs                                         13,405        13,397       13,754        15,591
      Amortization of costs in excess of net assets acquired                         1,650         1,756        2,109         2,363
      Underwriting and other administrative expenses                                24,237        29,060       22,125        28,030
      Interest and amortization of deferred debt issuance costs                      4,321         4,221        4,781         4,781
      Restructuring charge                                                              --            --           --            --
                                                                                    ------     ---------    ---------     ---------
               Total benefits and expenses                                          99,219       103,234      114,931       123,334
                                                                                    ------     ---------    ---------     ---------
Income before income taxes, undistributed earnings of unconsolidated
         affiliates and extraordinary charge                                        34,116        27,365       28,962        30,162
      Income taxes                                                                  12,288         9,943       10,875        11,363
                                                                                 ---------     ---------    ---------     ---------
Net income before undistributed earnings in unconsolidated affiliates
         and extraordinary charge                                                   21,828        17,422       18,087        18,799
         Undistributed earnings in unconsolidated affiliates                         4,089         4,039        4,477         4,461
                                                                                 ---------     ---------    ---------     ---------
Net income before extraordinary charge                                              25,917        21,461       22,564        23,260
      Extraordinary charge                                                            --            --           (322)         (322)
                                                                                 ---------     ---------    ---------     ---------
Net income                                                                          25,917        21,461       22,242        22,938
      Preferred stock dividend requirements                                          2,709         2,709        4,236         4,236
                                                                                 ---------     ---------    ---------     ---------
Net income applicable to common stock                                            $  23,208     $  18,752    $  18,006     $  18,702
                                                                                 =========     =========    =========     =========
Primary:
      Net income applicable to common stock before extraordinary
           charge                                                                $    0.80     $    0.64    $    0.62     $    0.64
           Extraordinary charge                                                       --            --          (0.01)        (0.01)
                                                                                 ---------     ---------    ---------     ---------
      Net income applicable to common stock                                      $    0.80     $    0.64    $    0.61     $    0.63
                                                                                 =========     =========    =========     =========
Common shares used in computing primary earnings per share                          29,139        29,139       29,497        29,497
                                                                                 =========     =========    =========     =========
Fully diluted:
      Net income applicable to common stock before extraordinary
           charge                                                                $    0.73     $    0.60    $    0.59     $    0.61
           Extraordinary charge                                                       --            --          (0.01)        (0.01)
                                                                                 ---------     ---------    ---------     ---------
      Net income applicable to common stock                                      $    0.73     $    0.60    $    0.58     $    0.60
                                                                                 =========     =========    =========     =========
Common shares used in computing fully diluted earnings per share                    34,256        34,256       37,102        37,102
                                                                                 =========     =========    =========     =========

                                                                                For the three month periods ended
                                                                                ---------------------------------
                                                                                       December 31, 1996
                                                                                ---------------------------------
                                                                                (As reported)      (Restatement)
                                                                                ------------        -------------
REVENUES:
      Premiums, principally accident and sickness                                   $  67,442      $  67,442
      Interest sensitive policy product charges                                        23,479         23,479
      Net investment income                                                            68,270         69,327
      Other income                                                                      3,590          5,873
      Net gains/losses from sale of investments                                         1,173          1,173
                                                                                    ---------      ---------
               Total revenues                                                         163,954        167,294
                                                                                    ---------      ---------
BENEFITS AND EXPENSES:
      Claims incurred                                                                  51,603         51,603
      Change in liability for future policy benefits and other
          policy benefits                                                              32,625         35,244
      Amortization of present value of insurance in force and
          deferred policy acquisition costs                                            10,859         13,543
      Amortization of costs in excess of net assets acquired                            2,201          2,392
      Underwriting and other administrative expenses                                   27,691         30,816
      Interest and amortization of deferred debt issuance costs                         3,820          3,820
      Restructuring charge                                                               --             --
                                                                                    ---------      ---------
               Total benefits and expenses                                            128,799        137,418
                                                                                    ---------      ---------
Income before income taxes, undistributed earnings of unconsolidated
      affiliates and extraordinary charge                                              35,155         29,876
      Income taxes                                                                     12,625         10,805
                                                                                    ---------      ---------
Net income before undistributed earnings in unconsolidated affiliates
          and extraordinary charge                                                     22,530         19,071
          Undistributed earnings in unconsolidated affiliates                           8,218          8,203
                                                                                    ---------      ---------
Net income before extraordinary charge                                                 30,748         27,274
      Extraordinary charge                                                             (1,234)        (1,234)
                                                                                    ---------      ---------
Net income                                                                             29,514         26,040
      Preferred stock dividend requirements                                             5,010          5,010
                                                                                    ---------      ---------
Net income applicable to common stock                                               $  24,504      $  21,030
                                                                                    =========      =========
Primary:
      Net income applicable to common stock before extraordinary
          charge                                                                    $    0.87      $    0.75
          Extraordinary charge                                                          (0.04)         (0.04)
                                                                                    ---------      ---------
      Net income applicable to common stock                                         $    0.83      $    0.71
                                                                                    =========      =========
Common shares used in computing primary earnings per share                             29,728         29,728
                                                                                    =========      =========
Fully diluted:
      Net income applicable to common stock before extraordinary
          charge                                                                    $    0.77      $    0.69
          Extraordinary charge                                                          (0.03)         (0.03)
                                                                                    ---------      ---------
      Net income applicable to common stock                                         $    0.74      $    0.66
                                                                                    =========      =========
Common shares used in computing fully diluted earnings per share                       38,964         38,964
                                                                                    =========      =========